UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 24, 2021

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 10, 2021 by Clearday, Inc. (the “Company”), formerly known as Superconductor Technologies Inc.:

●	On September 9, 2021, the Company completed its acquisition and merger with Allied Integral United, Inc., now known as Clearday Operations, Inc. (“AIU”), in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of May 14, 2021 and amended and restated as of June 11, 2021, and as further amended as of July 12, 2021 (the “Merger Agreement”), by and among the Company, AIU Special Merger Company, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and AIU.

●	On September 9, 2021, Merger Sub merged (the “Merger”) with and into AIU with AIU being the surviving entity in such Merger and continuing as a wholly-owned subsidiary of the Company.

●	The Merger was effected by the filing of a certificate of merger with the Secretary of the State of Delaware, a copy of which was provided as an exhibit to the Company’s Current Report on Form 8-K filed on September 10, 2021.

●	In connection with the Merger, the Company:

o	Effected a 3.773585 -for-1 share reverse stock split (the “ Reverse Stock Split”); and

o	Declared a special distribution (the “True Up Distribution”) of approximately 546,820 shares of common stock to the holders of the Company’s common stock on September 9, 2021 prior to the effective time of the Merger (representing a dividend rate of approximately 0.749868), which were paid or distributed on or about September 20, 2021 and, accordingly, the Company’s common stock traded on an “Ex-Dividend” basis on September 21, 2021.

The Company is amending such Current Report on Form 8-K by this report.

Financial Information that is Incorporated by Reference:

In connection with the Merger, the Company is providing herewith the following information by incorporating such information by reference:

Information that was included in the registration statement on Form S-4 that was filed by the Company in connection with the Merger and the transactions related thereto (Registration No. 333-256138), as amended and supplemented (the “Registration Statement”):

(i)	The audited financial statements of AIU for the fiscal years ending December 31, 2020 and December 31, 2019; and

(ii)	The corresponding “Management’s Discussion and Analysis” sections with respect to AIU for such annual periods; and

(iii)	The Unaudited Pro Forma Condensed Combined Financial Information regarding the Merger, including the unaudited pro forma condensed combined balance sheet data as of December 31, 2020 that gives effect to the Merger as if it had been completed on such date; and the unaudited pro forma condensed combined statements of income data for the fiscal year ended December 31, 2019 and the period ending December 31, 2020, that give effect to the Merger and related transactions as if such transactions had occurred on December 31, 2019.

Financial Information that is provided herewith:

In connection with the Merger, the Company is providing herewith the following information is provided in this Current Report on Form 8-K:

(i)	The unaudited financial statements of AIU for the quarterly fiscal period as of and for the three and six months ending June 30, 2021 and the corresponding “Management’s Discussion and Analysis” sections with respect to AIU for such fiscal periods; and

(ii)	The pro forma financial information regarding the Merger as of June 30, 2021, including the unaudited the unaudited pro forma condensed combined balance sheet data as of June 30, 2021, which gives effect to the Merger as if it had been completed on June 30, 2021; and the unaudited pro forma condensed combined statements of income data for the six months ended June 30, 2021 and the period ending June 30, 2020, give effect to these transactions as if they had occurred on January 1, 2020.

Change in the SIC Code

The current business of the Company is primarily the business that was conducted by AIU prior to the Merger. Accordingly, the SIC code of the Company that reflects the current business of the Company is 8050.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business to be Acquired

1.	The audited financial statements of AIU for the fiscal years ending December 31, 2020 and December 31, 2019 and the notes related thereto, which are filed in the Registration Statement and incorporated herein by reference.

2.	The unaudited financial statements of AIU for the quarterly fiscal period as of and for the three and six months ending June 30, 2021 and the notes related thereto, which are filed as Exhibit 99.3 and incorporated by reference.

(b)	Pro Forma Financial Information

1.	The Unaudited Pro Forma Condensed Combined Financial Information regarding the Merger, including the unaudited pro forma condensed combined balance sheet data as of December 31, 2020 that gives effect to the Merger as if it had been completed on such date; and the unaudited pro forma condensed combined statements of income data for the fiscal year ended December 31, 2019 and the period ending December 31, 2020, that give effect to the Merger and related transactions as if such transactions had occurred on December 31, 2019, which are filed in the Registration Statement and incorporated herein by reference.

2.	The pro forma financial information regarding the Merger as of June 30, 2021, including the unaudited the unaudited pro forma condensed combined balance sheet data as of June 30, 2021, which gives effect to the Merger as if it had been completed on June 30, 2021; and the unaudited pro forma condensed combined statements of income data for the six months ended June 30, 2021 and the period ending June 30, 2020, give effect to these transactions as if they had occurred on January 1, 2020, which are filed as Exhibit 99.5 and incorporated by reference.

(d) Exhibits

No.		Description

23.1	^	Consent of Friedman, LLP independent registered public accounting firm, previously filed the Form S-4/A filed on June 14, 2021 (File No. 333-256138).

99.1	^	Audited financial statements of Allied Integral United, Inc. for the fiscal years ending December 31, 2020 and December 31, 2019, incorporated herein by reference to the information on pages F-39 through F-67 of the Form S-4/A filed on June 14, 2021 (File No. 333-256138).

99.2	^	Allied Integral United, Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ending December 31, 2020 and December 31, 2019, incorporated herein by reference to the information on pages 209 through 226 of the Form S-4/A filed on June 14, 2021 (File No. 333-256138).

99.3	*	The unaudited financial statements of Allied Integral United, Inc. for the quarterly fiscal period as of and for the three and six months ending June 30, 2021 and the notes related thereto.

99.4	^	The Unaudited Pro Forma Condensed Combined Financial Information of the Company and Allied Integral United, Inc., as of December 31, 2020 and December 31, 2019 incorporated herein by reference to the information on pages 129 through 137 of the Form S-4/A filed on June 14, 2021 (File No. 333-256138).

99.5	*	The Unaudited Pro Forma Condensed Combined Financial Information of the Company and Allied Integral United, Inc., as of June 30, 2021 and December 31, 2020.

* Filed herewith

^ Filed previously or incorporated by reference as indicated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

By:	/s/ James Walesa
Name:	James Walesa
Title:	Chief Executive Officer

Dated November 24, 2021